COLUMBIA STRATEGIC INVESTOR FUND, INC.
                                  (the "Fund")
                Supplement to Prospectuses dated January 1, 2005


Effective November 11, 2005 Mr. Robert A. Unger will be leaving Columbia Management. Effective, November 11, 2005, the section entitled "MANAGING THE
FUNDS: PORTFOLIO MANAGERS" is replaced in its entirety as follows:


PORTFOLIO MANAGERS
-----------------------------------------------------------------------------

Emil A. Gjester, a Vice President of Columbia Management, is the portfolio manager responsible for implementing and maintaining the investment themes and strategies of the Fund. Mr. Gjester joined Columbia Management in 1996 and has served as an assistant portfolio manager, co-portfolio manager or portfolio manager of the Fund since 2002. Mr. Gjester holds a Master of Business Administration degree from the University of Cambridge.


SUP-47/90641-0905                                            September 20, 2005